UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 4, 2011

PUMA BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52811	77-0683487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10940 Wilshire Blvd, Suite 600, Los Angeles, CA 90024

(Address of principal executive offices) (Zip Code)

(310) 443-4150

(Registrant’s telephone number, including area code)

Innovative Acquisitions Corp.

c/o Faraaz Siddiqi

12 Georgiana Drive, Cumberland, RI 02864

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATION OF AMENDMENT

The purpose of this Amendment No. 1 (“Amendment No. 1”) to our Current Report on Form 8-K filed with the Securities and Exchange Commission on October 11, 2011 (the “Form 8-K”) is to furnish Exhibit 10.6, which has been revised to include Schedules I and II, and Exhibits C and E through H thereto.

No other changes have been made to the Form 8-K other than as described above. This Amendment No. 1 does not reflect any subsequent events occurring after the original filing date of the Form 8-K, other than described above, or modify or update in any way disclosures made in the Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

2.1	Agreement and Plan of Merger, dated September 29, 2011, by and among Innovative Acquisitions Corp., IAC Merger Corporation, a Delaware corporation and wholly-owned subsidiary of the Company, and Puma Biotechnology, Inc., a Delaware corporation (2)

3.1	Certificate of Merger relating to the merger of IAC Merger Corporation with and into Puma Biotechnology, Inc., filed with the Secretary of State of the State of Delaware on October 4, 2011 (1)

Exhibit	Description

3.2	Certificate of Ownership and Merger relating to the merger of Puma Biotechnology, Inc. with and into Innovative Acquisitions Corp., filed with the Secretary of State of the State of Delaware on October 4, 2011 (1)

3.3	Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on April 27, 2007 (3)

3.4	Bylaws of Puma Biotechnology, Inc. (3)

4.1	Form of Warrant to Purchase Shares of Common Stock of Puma Biotechnology, Inc., dated October 4, 2011, issued to investors in private placement (1)

4.2	Warrant to Purchase Shares of Common Stock of Puma Biotechnology, Inc., dated October 4, 2011, issued to Alan H. Auerbach (1)

10.1*	License Agreement, dated August 18, 2011, by and between the Company, as successor to Puma Biotechnology, Inc., and Pfizer Inc. (1)

10.2	Redemption Agreement, dated October 4, 2011, by and between Innovative Acquisitions Corp., Robert Johnson, Faraaz Siddiqi and Kapil Munjal (1)

10.3	Indemnity Agreement, dated as of September 29, 2011, between Innovative Acquisitions Corp., Puma Biotechnology, Inc., Robert Johnson, Faraaz Siddiqi and Kapil Munjal (2)

10.4	Puma Biotechnology, Inc. 2011 Incentive Award Plan, assumed in the Merger (1)

10.5*	Registration Rights Agreement, dated October 4, 2011, by and among Puma, the persons listed on Exhibit A attached thereto and the Company (1)

10.6*	Securities Purchase Agreement, dated October 4, 2011, by and among Puma, the investors listed on Schedule I attached thereto and the Company

16.1	Letter from MaloneBailey, LLP as to the change in certifying accountant, dated as of October 10, 2011 (1)

99.1	Audited financial statements of Puma Biotechnology, Inc. as of and for the fiscal year ended December 31, 2010 and unaudited condensed financial statements of Puma Biotechnology, Inc. as of and for the three and six months ended June 30, 2011 (1)

99.2	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the fiscal year ended December 31, 2010 and as of and for the six months ended June 30, 2011 (1)

99.3	Press Release dated October 5, 2011 (1)

*	Confidential Treatment Requested by Registrant. Redacted Portion Filed Separately with Commission.
(1)	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on October 11, 2011.
(2)	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on October 3, 2011.
(3)	Incorporated by reference to the Company’s Registration Statement on Form 10-SB filed with the Commission on September 14, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUMA BIOTECHNOLOGY, INC.

Date: November 17, 2011	By:	/s/ Alan H. Auerbach
Alan H. Auerbach
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger, dated September 29, 2011, by and among Innovative Acquisitions Corp., IAC Merger Corporation, a Delaware corporation and wholly-owned subsidiary of the Company, and Puma Biotechnology, Inc., a Delaware corporation (2)

3.1	Certificate of Merger relating to the merger of IAC Merger Corporation with and into Puma Biotechnology, Inc., filed with the Secretary of State of the State of Delaware on October 4, 2011 (1)

3.2	Certificate of Ownership and Merger relating to the merger of Puma Biotechnology, Inc. with and into Innovative Acquisitions Corp., filed with the Secretary of State of the State of Delaware on October 4, 2011(1)

3.3	Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on April 27, 2007 (3)

3.4	Bylaws of Puma Biotechnology, Inc. (3)

4.1	Form of Warrant to Purchase Shares of Common Stock of Puma Biotechnology, Inc., dated October 4, 2011, issued to investors in private placement (1)

4.2	Warrant to Purchase Shares of Common Stock of Puma Biotechnology, Inc., dated October 4, 2011, issued to Alan H. Auerbach (1)

10.1*	License Agreement, dated August 18, 2011, by and between the Company, as successor to Puma Biotechnology, Inc., and Pfizer Inc. (1)

10.2	Redemption Agreement, dated October 4, 2011, by and between Innovative Acquisitions Corp., Robert Johnson, Faraaz Siddiqi and Kapil Munjal (1)

10.3	Indemnity Agreement, dated as of September 29, 2011, between Innovative Acquisitions Corp., Puma Biotechnology, Inc., Robert Johnson, Faraaz Siddiqi and Kapil Munjal (2)

10.4	Puma Biotechnology, Inc. 2011 Incentive Award Plan, assumed in the Merger (1)

10.5*	Registration Rights Agreement, dated October 4, 2011, by and among Puma Biotechnology, Inc., the investors listed on Exhibit A attached thereto and the Company (1)

10.6*	Securities Purchase Agreement, dated October 4, 2011, by and among Puma Biotechnology, Inc., the investors listed on Schedule I attached thereto and the Company

Exhibit	Description

16.1	Letter from MaloneBailey, LLP as to the change in certifying accountant, dated as of October 10, 2011 (1)

99.1	Audited financial statements of Puma Biotechnology, Inc. as of and for the fiscal year ended December 31, 2010 and unaudited condensed financial statements of Puma Biotechnology, Inc as of and for six months ended June 30, 2011 (1)

99.2	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the fiscal year ended December 31, 2010 and as of and for the six months ended June 30, 2011 (1)

99.3	Press Release dated October 5, 2011 (1)

*	Confidential Treatment Requested by Registrant. Redacted Portion Filed Separately with Commission.
(1)	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on October 11, 2011.
(2)	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on October 3, 2011.
(3)	Incorporated by reference to the Company’s Registration Statement on Form 10-SB filed with the Commission on September 14, 2007.